SELECTED CONSOLIDATED STATEMENTS OF OPERATIONS DATA (Schedule of Financial Expenses, Net) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Income:
Interest on cash equivalents, bank deposits and restricted cash	$ 1,027	$ 549	$ 288
Other	81		1,390
Total financial income	1,108	549	1,678
Expenses:
Interest with respect to short-term bank credit, loans and other	32	302	240
Interest with respect to long-term loans	1,066	1,237	1,553
Exchange rate differences	452	3,887	2,501
Bank charges	4,323	2,344	1,221
Other	78	22
Total financial expenses	5,951	7,792	5,515
Total financial expenses, net	$ (4,843)	$ (7,243)	$ (3,837)